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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 28, 2006

                          ONE VOICE TECHNOLOGIES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                      0-27589                    95-4714338
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                 4275 Executive Square #200, La Jolla, CA 92037
                 ----------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (858) 552-4466

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On August 28, 2006, we entered into a Subscription Agreement with several accredited and/or qualified institutional investors pursuant to which the investors subscribed to purchase an aggregate principal amount of $510,000 in 6% secured convertible promissory notes and 1 Class A common stock purchase warrant for each 1share which would be issued on the closing date assuming full conversion of the secured convertible notes issued on the closing date. We received gross proceeds of $310,000 on August 29, 2006 and will receive the remaining $200,000 on or prior to September 7, 2006.

         The secured convertible notes bear simple interest at 6% per annum payable upon each conversion, September 1, 2006 and semi-annually thereafter, and mature 2 years after the date of issuance. Each investor shall have the right to convert the secured convertible notes after the date of issuance and at any time, until paid in full, at the election of the investor into fully paid and nonassessable shares of our common stock. The conversion price per share shall be the lower of (i) $0.015 or (ii) 80% of the average of the three lowest closing bid prices for our common stock for the 30 trading days prior to, but not including, the conversion date as reported by Bloomberg, L.P. on any principal market or exchange where our common stock is listed or traded. The conversion price is adjustable in the event of any stock split or reverse stock split, stock dividend, reclassification of common stock, recapitalization, merger or consolidation. In addition, the conversion price of the secured convertible notes will be adjusted in the event that we spin off or otherwise divest ourselves of a material part of our business or operations or dispose all or a portion of our assets. Our obligation to repay all principal, and accrued and unpaid interest under the convertible notes is secured by all of our assets pursuant to a certain Security Agreement dated as of February 16, 2006, which also secures the remaining principal amount of our convertible notes in the aggregate amount of $2,374,000 which we issued on March 18, 2005, July 13, 2005, March 20, 2006, May 5, 2006 and July 6, 2006 to certain of the investors participating in this new private placement.

         We issued an aggregate of 52,040,816 Class A common stock purchase warrants to the investors, representing 1 Class A warrant issued for each 1 share which would be issued on the closing date assuming full conversion of the secured convertible notes issued on the closing date. The Class A warrants are exercisable until four years from the closing date at an exercise price of $0.015 per share. The exercise price of the Class A warrants will be adjusted in the event of any stock split or reverse stock split, stock dividend, reclassification of common stock, recapitalization, merger or consolidation. In addition, the exercise price of the warrants will be adjusted in the event that we spin off or otherwise divest ourselves of a material part of our business or operations or dispose all or a portion of our assets.

         We are obligated to file a registration statement registering the shares of our common stock issuable upon conversion of the secured promissory notes and exercise of the Class A warrants no later than 10 days after the closing date and cause it to be effective on or prior to November 3, 2006. If we do not meet the aforementioned filing and effectiveness deadlines, we shall pay to each investor an amount equal to 1% for the first 30 days or part thereof of the pendency of such non-registration event and 2% for each 30 days or part thereof thereafter, of the purchase price of the secured convertible notes remaining unconverted and purchase price of the shares of our common stock issued upon conversion of the notes.

         Further, on August 28, 2006 we entered into a letter agreement with the investors of our July 2006 Subscription Agreement under which the parties agreed to extend the date we are required to file the registration statement to September 8, 2006 in order to permit the registration of the shares underlying our secured convertible notes issued pursuant to the Subscription Agreement.

         We claim an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors and/or qualified institutional buyers, the investors had access to information about us and their investment, the investors took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

         See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         See Item 1.01 above.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

(c) EXHIBITS.


EXHIBIT NUMBER                            DESCRIPTION
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   10.1         Subscription Agreement by and among One Voice Technologies, Inc.
                and the investors named on the signature pages thereto.

   10.2         Form of Secured Convertible Note of One Voice Technologies, Inc.

   10.3 Form of Class A Common Stock Purchase Warrant of One Voice Technologies, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ONE VOICE TECHNOLOGIES, INC.



DATE: SEPTEMBER 1, 2006                      /S/ DEAN WEBER
                                             -----------------------------------
                                             DEAN WEBER
                                             PRESIDENT AND CEO